                                                                   Exhibit 10.27

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------

     THIS AGREEMENT, entered into on September 5, 2000 and effective as of September 20, 2000 (the "Grant Date"), is made by and between SBA Communications Corporation, a Florida corporation hereinafter referred to as "Company," and Thomas P. Hunt, an employee of the Company or a Subsidiary of the Company, hereinafter referred to as "Employee":

     WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $0.01 par value Class A Common Stock; and

     WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Committee, appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Incentive Stock Option provided for herein to the Employee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                                   DEFINITIONS
                                   -----------

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

Section 1.1. - Board
------------   -----

     "Board" shall mean the Board of Directors of the Company.

Section 1.2. - Class A Common Stock
------------   --------------------

     "Class A Common Stock" shall mean the Class A common stock of the Company, par value $0.01 per share.

Section 1.3. - Code
------------   ----

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4. - Committee
------------   ---------

     "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 10.1 of the Plan.

Section 1.5. - Company
------------   -------

     "Company" shall mean SBA Communications Corporation, a Florida corporation.

Section 1.6. - Director
------------   --------

     "Director" shall mean a member of the Board.

Section 1.7. - Employment Agreement
------------   --------------------

     "Employment Agreement" shall mean that certain Employment Agreement between Employee and the Company dated as of the date hereof.

Section 1.8   Exchange Act
              ------------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.9 - Fair Market Value
-----------   -----------------

     "Fair Market Value" of a share of Class A Common Stock as of a given date shall be (a) the closing price of a share of Class A Common Stock on the principal exchange on which shares of Class A Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Class A Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Class A Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Class A Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Class A Common Stock as established by the Committee acting in good faith.

Section 1.10 - Option
------------   ------

     "Option" shall mean the incentive stock option to purchase Class A Common Stock of the Company (which stock at the time of issuance is registered under the Securities Act on Form S-8 or a successor form) granted under this Agreement.

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Section 1.11 - Plan
------------   ----

     "Plan" shall mean The 1999 Equity Participation Plan of SBA Communications Corporation.

Section 1.12 - Rule 16b-3
------------   ----------

     "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.13 - Secretary
------------   ---------

     "Secretary" shall mean the Secretary of the Company.

Section 1.14 - Securities Act
------------   --------------

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.15 - Subsidiary
------------   ----------

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.16 - Termination of Employment
------------   -------------------------

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of the Employee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its reasonable discretion, shall determine the effect of all matters and questions relating to Termination of Employment not otherwise controlled by the provisions of the Employment Agreement, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Employment; provided,
                                                                     --------
however, that, unless otherwise determined by the Committee in its reasonable
-------
discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Agreement or of the Plan, the Company or any Subsidiary has the right to terminate the Employee's employment only to the extent expressly provided in the Employment Agreement while such Employment Agreement is in effect.

                                   ARTICLE II.

                                 GRANT OF OPTION
                                 ---------------

Section 2.1. - Grant of Option
------------   ---------------

     In consideration of the Employee's agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of an aggregate of 45,000 shares of its $0.01 par value Class A Common Stock upon the terms and conditions set forth in this Agreement, which shares shall be registered under the Securities Act at the time of issuance on Form S-8 or a successor form.

Section 2.2. - Purchase Price
------------   --------------

     The purchase price of the shares of stock covered by the Option shall be $39.00 per share without commission or other charge.

Section 2.3. - Adjustments in Option
------------   ---------------------

     Notwithstanding any other provision of this Agreement, the Committee may make adjustments with respect to the Option in accordance with the provisions of
Section 11.3 of the Plan; provided, however, that each such adjustment shall be
                          --------  -------
made in such manner as not to constitute a "modification" within the meaning of
Section 424(h)(3) of the Code, unless the Optionee consents to an adjustment which would constitute such a "modification."


                                  ARTICLE III.

                            PERIOD OF EXERCISABILITY
                            ------------------------

Section 3.1. - Commencement of Exercisability
------------   ------------------------------

          (a) Subject to subsection (b) and Sections 3.4 and 3.5, the Option shall become exercisable in three (3) cumulative installments as follows:

               (i) The first installment shall consist of one-third (1/3rd) of the shares covered by the Option and shall become exercisable on the first anniversary of the Grant Date.

               (ii) The second installment shall consist of one-third (1/3rd) of the shares covered by the Option and shall become exercisable on the second anniversary of the Grant Date.

               (iii) The third installment shall consist of one-third (1/3rd) of the shares covered by the Option and shall become exercisable on the third anniversary of the Grant Date.

          (b) Except as contemplated by Section 3.4, no portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 3.2. - Duration of Exercisability
------------   --------------------------

     The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3. - Expiration of Option
------------   --------------------

          The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of five (5) years from the date the Option was granted; or

          (b) The expiration of three (3) months from the date of the Employee's Termination of Employment other than by reason of death or disability; or

          (c) The expiration of one (1) year from the date of the Employee's Termination of Employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

          (d) The expiration of one (1) year from the date of the Employee's death.

Section 3.4. - Acceleration of Exercisability
------------   ------------------------------

          In the event (an "Acceleration Event") of (i) a Termination of Employment "Without Cause" as such term is defined in the Employment Agreement (whether or not such Employment Agreement is then in effect), (ii) a Change in Control as defined in the Employment Agreement (whether or not such Employment Agreement is then in effect), (iii) a failure by the Company to renew the Employment Agreement at the end of a Term, (iv) a breach of the Employment Agreement by the Company and failure to cure within 15 days or (v) Employee not receiving a bonus under Section 4(b) of the Employment Agreement in any calendar year of the Term of the Employment Agreement in an amount (prorated for any period less than a full calendar year) not less than 50% of his Base Salary (as such term is defined in the Employment Agreement), this Option shall be exercisable as to all the shares covered hereby immediately prior to the effective date of such event, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this
                                               --------  -------
acceleration of exercisability shall not take place if this Option becomes unexercisable under Section 3.3 prior to said effective date.

Section 3.5. - Special Tax Consequences
------------   ------------------------

          The Employee acknowledges that, to the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code), including the Option, are exercisable for the first time by the Employee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any parent corporation thereof (within the meaning of Section 422 of the Code)) exceeds $100,000, such options shall be treated as nonqualified options to the extent required by Section 422 of the Code. The Employee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.


                                   ARTICLE IV.

                               EXERCISE OF OPTION
                               ------------------

Section 4.1. - Person Eligible to Exercise
------------   ---------------------------

     During the lifetime of the Employee, only he may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by his personal representative or by any person empowered to do so under the deceased Employee's will or under the then applicable laws of descent and distribution.

Section 4.2. - Partial Exercise
------------   ----------------

          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than
     --------  -------
one hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

Section 4.3. - Manner of Exercise
------------   ------------------

          The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

          (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Employee or other person then entitled to exercise the Option or such portion; and

          (b) (i) Full cash payment to the Secretary of the Company for the shares with respect to which such Option or portion is exercised; or

               (ii) (A) shares of the Company's Class A Common Stock owned by the Employee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (B) shares of the Company's Class A Common Stock issuable to the Employee upon exercise of the Option, with a Fair Market Value on the date of exercise of the Option or any portion thereof equal to the aggregate exercise price of the Option or exercised portion thereof; or

               (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

               (iv) With the consent of the Committee, property of any kind which constitutes good and valuable consideration; or

               (v) A notice that the Employee has placed a market sell order with a broker with respect to shares of the Company's Class A Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or

               (vi) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i), (ii),
          (iii), (iv) and (v); and

          (c) A bona fide written representation and agreement, in a form reasonably satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its reasonable discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel reasonably acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares;

          (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; (i) shares of the Company's Class A Common Stock owned by the Employee, duly endorsed for transfer, with a Fair Market Value on the date of delivery equal to the sums required to be withheld, or (ii) shares of the Company's Class A Common Stock issuable to the Employee upon exercise of the Option with a Fair Market Value on the date of exercise of the Option or any portion thereof equal to the sums required to be withheld, may be used to make all or part of such payment; and

          (e) In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4. - Conditions to Issuance of Stock Certificates
------------   --------------------------------------------

     The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5. - Rights as Shareholder
------------   ---------------------

     The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.



                                   ARTICLE V.

                                OTHER PROVISIONS
                                ----------------

Section 5.1. - Administration
------------   --------------

     The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. Any such interpretations and rules with respect to incentive stock options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 5.2. - Option Not Transferable
------------   -----------------------

     Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 5.3. - Shares to Be Reserved; Registration
------------   -----------------------------------

     The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement and use its reasonable best efforts to maintain an effective registration statement under the Securities Act covering the issuance of shares upon exercise of the Option.

Section 5.4. - Notices
------------   -------

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service; provided, however,
                                                          --------  -------
that any notice to be given by the Optionee relating to the exercise of the Option or any portion thereof shall be deemed duly given upon receipt by the Secretary or his office.

Section 5.5. - Titles
------------   ------

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6. - Notification of Disposition
------------   ---------------------------

     The Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

Section 5.7. - Construction
------------   ------------

     This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Florida without regard to conflicts of laws thereof. To the extent of any conflicts between the provisions of this Agreement and Employment Agreement, the provisions of the Employment Agreement shall control.

Section 5.8. - Conformity to Securities Laws
------------   -----------------------------

     The Employee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.9. - Amendments
------------   ----------

     This Agreement and the Plan may be amended without the consent of the Optionee provided that such amendment would not impair any rights of the Optionee under this Agreement. No amendment of this Agreement shall, without the consent of the Optionee (which consent may be withheld in Optionee's sole discretion), impair any rights of the Optionee under this Agreement.

Section 5.10 - Enforcement Costs
------------   -----------------

     If any civil action or other legal proceeding arising out of or related to this Agreement is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that civil action or legal proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by attorney to the prevailing party.